EXHIBIT 10.2
                                                                    ------------











                               FOR SETTLEMENT ONLY



                      DEXATRIM CASE SCORING SYSTEM & MATRIX
                FOR THE CHATTEM DEXATRIM CLASS ACTION SETTLEMENT













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                      DEXATRIM CASE SCORING SYSTEM & MATRIX
                FOR THE CHATTEM DEXATRIM CLASS ACTION SETTLEMENT

               This Dexatrim Case Scoring System and Matrix (the "Chattem Matrix" or the "Matrix") is the system for scoring claims to be submitted pursuant to the Dexatrim Class Action Settlement ("DCAS"). In addition to Plaintiffs, the Matrix applies only to Chattem, Inc. and Sidmak Laboratories, Inc. (the "Dexatrim Defendants"). The Chattem Matrix cannot be used for any purposes in contravention of Federal Rule of Evidence 408. The Chattem Matrix does not reflect, and is not intended to reflect, the litigation positions of either the Dexatrim Defendants or Plaintiffs and is intended solely to facilitate the resolution of the litigation brought by Plaintiffs who allege injuries based on ingestion of Dexatrim appetite-suppressant products that contained phenylpropanolamine ("PPA").(1)

I.             THE DEXATRIM CASE SCORING SYSTEM & MATRIX

               A. OVERVIEW OF THE SCORING SYSTEM

               In order to distinguish between cases and grade them consistently, the attached Matrix is based on a Case Scoring System. This System has seven components:

                     1. Product Identification;

                     2. Temporal Relationship;

                     3. The Liability and Causation Score;

                     4. The Damages Score;

                     5. Adjustment for Ischemic Stroke

                     6. Adjustment for Statute of Limitations; and

                     7. Adjustment for Other Independent, Potentially Liable
                        Defendants.

               Product Identification and Temporal Relationship are threshold inquiries. If a case passes the Product Identification and Temporal Relationship threshold inquiries, the resulting scores from each component (Product Identification; Temporal Relationship; Liability and Causation Score; Damages Score) are then added together to arrive at a Total Matrix Score.

--------

1 Products marketed, distributed and/or manufactured by Thompson Medical Company, Inc. (succeeded by The Delaco Company) that contained phenylpropanolamine include, but are not limited to, the brand names Dexatrim(R), Control(R), Appedrine(R), Prolamine(R), Anorexin(R), Coffee, Tea, and a New Me(R), Grapefruit Plus(R)and Vita Slim(R). All of these products are collectively referred to throughout this document as "Dexatrim".

                                        1
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               The range of possible Total Matrix Scores are then assigned to a
Matrix Level of Severity. The resulting Settlement Amount is then adjusted in the event that other independent, potentially liable defendants are involved in the lawsuit, and adjusted by the remoteness of the filing of Plaintiff's Complaint to Plaintiff's injury. Unless otherwise noted, scoring within each category is not cumulative. Within a scoring category, the point value that results in the greatest addition or greatest deduction is to be applied (e.g., A plaintiff who uses 4 pills per day for 6 months receives a deduction of -3 for Overdose, but not an additional deduction of -1 for Disregard of Labeling).

               B. THE MATRIX

               The Matrix has a vertical axis consisting of: (i) injuries other than stroke or cardiac ("Other Injuries")(2), (ii) "Cardiac Injuries"(3) and
(iii) seven levels of "Stroke Injuries"(4) - with Level 0 assigned the least and Level VI the highest level of resulting severity. The horizontal axis of the Matrix consists of six (6) age ranges, with the Plaintiff's age at the date of injury as the focal point as follows:

               0 - 20 years
               21 - 29 years
               30 - 39 years
               40 - 49 years
               50 - 59 years
               60 and older

A range of values has been ascribed to each injury type and stroke level. The values have then been assigned in equal amounts across the horizontal axis ("Age Increments"). The Matrix is attached as Exhibit A.

----------

2 "Other Injuries" are limited to seizures, transient ischemic attacks and hypertensive crisis where medical documentation contemporaneous with the injury establishes the injury and indicates that the Plaintiff consumed Dexatrim within the 96 hours prior to the injury.

3    "Cardiac Injuries" means myocardial infarction/heart attack.

4 "Stroke Injuries" means hemorrhagic stroke and ischemic stroke, but does not mean transient ischemic attacks.

                                        2
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II. PRODUCT IDENTIFICATION

               This component of the Case Scoring System operates as a threshold issue. If a Plaintiff scores "-3" on this issue, that Plaintiff is not eligible for further consideration under the Matrix. If a Plaintiff scores "-2" or higher, the score is incorporated into the Case Scoring System for Stroke Injuries or Cardiac Injuries.

               Factor                                                      Score

               Positive product identification                                0
                    (E.G., INITIAL INJURY HOSPITALIZATION RECORDS REFER
                    TO BRAND NAME OF PPA PRODUCT SOLD BY THOMPSON
                    MEDICAL OR CHATTEM; BLOOD TOXICOLOGY TEST(5)
                    SPECIFICALLY FOR PPA IS POSITIVE, PACKAGING FROM
                    INGESTED PRODUCT)
               Testimony of plaintiff OR third party who has personal
               knowledge                                                     -1
               Urinalysis Negative for PPA                                   -1
                    (URINALYSIS TEST PERFORMED FOR EITHER: (I)
                    PHENYLPROPANOLAMINE SPECIFICALLY; OR (II)
                    SYMPATHOMIMETIC AMINES GENERALLY (PROVIDED THAT THE
                    NATURE OR PROTOCOL OF THE TEST FOR SYMPATHOMIMETIC
                    AMINES WOULD REASONABLY BE EXPECTED TO IDENTIFY PHENYLPROPANOLAMINE IF IT WERE PRESENT IN THE
                    URINE); AND THE URINE FOR THE TOXICOLOGY TEST MUST
                    HAVE BEEN DRAWN WITHIN 18 HOURS OF THE ALLEGED
                    INGESTION OF DEXATRIM.)
               Strong evidence that plaintiff did not use Dexatrim           -2
                    (E.G., INCORRECT DESCRIPTION OF PRODUCT, MEDICAL
                    RECORDS FROM INITIAL HOSPITALIZATION FOR INJURY
                    REFLECT USE OF NON-PRESCRIPTION PRODUCT (EXCEPT OTC
                    PAIN MEDICATION TAKEN IN RESPONSE TO SYMPTOMS
                    RELATING TO STROKE) BUT DO NOT MENTION OTC APPETITE SUPPRESSANTS OR THE BRAND NAME OF PPA PRODUCT SOLD
                    BY THOMPSON MEDICAL OR CHATTEM)
               No product identification                                     -3
               Conclusive evidence that plaintiff did not use Dexatrim       -3
                    (E.G., ALLEGED INGESTION PREDATES MANUFACTURE OF
                    PRODUCT, BLOOD TOXICOLOGY TEST SPECIFICALLY FOR PPA
                    IS NEGATIVE)

----------

5 "Blood Toxicology Test" means a toxicology test performed for either: (i) phenylpropanolamine specifically; or (ii) sympathomimetic amines generally (provided that the nature or protocol of the test for sympathomimetic amines would reasonably be expected to identify phenylpropanolamine if it were present in the bloodstream); and the blood for the toxicology test must have been drawn: (a) within 34 hours of the alleged ingestion of sustained-released Dexatrim; or (b) within 24 hours of the alleged ingestion of immediate release Dexatrim.


                                        3
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III. TEMPORAL RELATIONSHIP OF LAST DOSE OF DEXATRIM TO ONSET OF SYMPTOMS

               This component of the Case Scoring System also operates as a threshold issue. If a Plaintiff scores "-3" on this issue, that Plaintiff is not eligible for further consideration under the Matrix and shall receive $200 in Settlement Compensation for Stroke Injuries or Cardiac Injuries, and zero compensation for Other Injuries. If a Plaintiff scores "-2" or higher, the score is incorporated into the Case Scoring System for Stroke Injuries or Cardiac Injuries. Temporal relationship is to be established by showing that the alleged ingestion of Dexatrim occurred within 96 hours of the onset of symptoms (it being understood that such onset of symptoms must be established through medical records that were generated at or about the time of the onset of symptoms).(6)

               Time between alleged ingestion of Dexatrim
                 and the onset of symptoms                         Score
               ---------------------------                         -----
               0 minutes - 60 minutes(7)                            -1
               >60 minutes - 24 hours                                0
               >24 hours - 72 hours                                 -1
               >73 hours - 96 hours                                 -2
               >96 hours                                            -3

-------------

6 The terms "onset of symptoms", "injury" and "stroke" are used interchangeably throughout this document, unless the context suggests otherwise.

7 This deduction applies where a plaintiff ingested Dexatrim one hour or less before the injury AND DID NOT ingest Dexatrim at any other time in the 96 hours before the injury. In the event that a plaintiff ingested Dexatrim one hour or less before the injury AND consumed Dexatrim more than one hour, but less than 96 hours, before the injury, the time of the dose that was taken more than one hour, but less than 96 hours, before the injury should be used for scoring this factor. The following examples illustrate how this factor is to be scored: (i) if Plaintiff consumed Dexatrim 35 minutes before the injury and had not consumed any PPA product at any other time in the week preceding the injury, the score for this factor would be -1 (0 - 60 minutes); (ii) if Plaintiff consumed Dexatrim 35 minutes before the injury and also consumed Dexatrim 7 hours before the injury, without taking any PPA in between, the score for this factor would be 0 (61 minutes
     - 24 hours); (iii) if Plaintiff consumed Dexatrim 35 minutes before the injury and also consumed Dexatrim 36 hours before the injury, with no doses of PPA in between, then the score for this factor would be -1 (24 - 72 hours); (iv) if Plaintiff consumed Dexatrim 35 minutes before the injury and also consumed Dexatrim 98 hours before the injury, with no doses of PPA in between, then the score for this factor would be -1 (0 - 60 minutes).

                                        4
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IV. Liability/Causation Score

               This component of the Case Scoring System operates to assign a separate score for factors that influence the relative strength of the Plaintiff's case. This component is broken down into three sections: General Liability/Causation Factors that apply to all cases, and sections for the specific injuries Hemorrhagic Stroke and Ischemic Stroke. Other Injuries and Cardiac Injuries are to be scored under Sections II, III, VIII, IX, and are exempt from scoring under Sections IV, V, VI, VII, X, and XI. A scoring sheet for Hemorrhagic Stroke is attached at Exhibit E, a scoring sheet for Ischemic Stroke is attached at E Adjustment for Statute of Limitations Exhibit F, a scoring sheet for Other Injuries and Cardiac Injuries is attached at Exhibit G.


               A. GENERAL LIABILITY/CAUSATION FACTORS                      Score

               Exposure to PPA(8)
                    Use of PPA within 24 hours of injury and
                         no use of PPA during preceding 14 days              +2
                    Use of PPA within 48 hours of injury and
                         no use of PPA during preceding 14 days              +1
                    Use of PPA within 0-48 hours and intermittent
                         use of PPA during preceding 14 days, (WITHOUT
                         3 OR MORE CONSECUTIVE DAYS OF USE THE LATEST
                         OF WHICH OCCURRED WITHIN 96 HOURS
                         OF INJURY)                                           0
                    Use of PPA for 3 or more consecutive days
                         prior to injury, the latest of which occurred
                         within 96 hours of injury                           -1

               Date of Injury (Warning)
                    Before June 1, 1994                                       0
                    June 1, 1994 - May 10, 2000                              -2
                    After May 10, 2000                                        0

-----------

8 The following examples illustrate how this factor is to be scored: (i) if Plaintiff took PPA on the day of the injury, but had not consumed PPA for 14 days or more prior to that dose, the score for this factor is +2; (ii) if Plaintiff took PPA on the day of the injury, and had consumed PPA every other day for a week prior to that dose, the score for this factor would be 0; (iii) if Plaintiff took PPA for 5 days in a row, stopped taking PPA for 2 days, then resumed taking PPA and the injury occurred on the day that Plaintiff resumed taking Dexatrim, the score for this factor would be -1.

                                        5
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               Misuse of Product
                    Overdose (3 OR MORE DAILY DOSES(9) OF PPA)               -3
                    Disregard of labeling                                    -1
                    (USE FOR MORE THAN 3 CONSECUTIVE MONTHS; USE OF MORE THAN ONE PILL WITHIN 24 HOURS; USE BY PERSON UNDER 12; USE BY PERSON BETWEEN 12-18 OR OVER 60 WITHOUT CONSULTATION OF DOCTOR; USE WHILE BEING TREATED FOR DEPRESSION OR EATING DISORDER; USE BY PERSON WITH HEART DISEASE, DIABETES, THYROID DISEASE, PREGNANCY, NURSING A BABY WITHOUT CONSULTATION OF DOCTOR; USE BY SOMEONE WITH NERVOUSNESS, DIZZINESS, SLEEPLESSNESS, PALPITATIONS, HEADACHE; CONCOMITANT USE OF ANY OTHER PPA PRODUCT; OR USE WITHIN 2 WEEKS OF USE OF MAOI.)

               B. HEMORRHAGIC STROKE FACTORS(10) (Use Score Sheet at Exhibit E)

                    Head trauma within 7 days of onset
                                   Severe (Glasgow coma scale 8 or
                                   less)                                    -10
                                   Moderate (Glasgow coma scale 9-12)        -4
                                   Mild (Glasgow coma scale 13-15)            0
                                   Medically documented but not severity
                                   not noted                                 -1

                    Prior stroke(11)
                                   Prior hemorrhagic stroke                  -3
                                   Prior ischemic stroke                     -1
                                   Family history of stroke(12)              -1

                    Chronic Hypertension
                                   Previously Diagnosed and Uncontrolled     -4
                                   Previously Diagnosed and Controlled       -1

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9    "Daily dose" means the dosage indicated on the labeling of the PPA product(s) ingested. For instance, the daily dose of Maximum Strength Dexatrim is one 75 mg time-released capsule per 24 hours period; cough/cold medicines commonly recommend four 25 mg immediate-release doses per 24 hour period. For purposes of this factor, using the above-described daily doses, four 25 mg doses of a PPA containing cough/cold medicines (1 daily dose) and two 75 mg Dexatrim pills (2 daily doses) within a 24 hour period (3 daily doses total) is an overdose. Conversely, using the above-described daily doses, two 25 mg doses of a PPA containing cough/cold medicine (1/2 daily dose) and two 75 mg Dexatrim pills (2 daily doses) within a 24 hour period (2 1/2 daily doses total) is not an overdose, but, rather, is disregard of labeling.

10 "Hemorrhagic Stroke" means primary hemorrhagic stroke. In other words, an ischemic stroke that results in a hemorrhagic conversion will not be scored under this Section IV.B., but rather will be scored under Section IV.C., the ischemic stroke factors portion of the Dexatrim Scoring System & Matrix.

11 Prior stroke does not include cardiac injuries, seizures, transient ischemic attacks, hypertensive crisis, or any injury other than hemorrhagic or ischemic stroke.

12 Family history of stroke only applies if Plaintiff does not receive deductions for Chronic Hypertension, Aneurysm, AVM, Brain Tumors, Leukemia or Pre-Existing Bleeding Disorders.

                                        6
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                                   Previously Unknown                        -2
                                   (MEDICALLY DIAGNOSED AT TIME OF
                                   STROKE WITH PREVIOUSLY UNDIAGNOSED
                                   CHRONIC HYPERTENSION)

                    Aneurysm (medically documented, at stroke site(13))
                                   Diameter 24 mm or greater                 -7
                                   Diameter 10-23 mm                         -4
                                   Diameter less than 10 mm                  -1
                                   Diameter not measured                     -3
                                   Family History                            -1

                    AVM
                                   Medically Documented at stroke site       -6
                                   Medically Documented not at stroke site   -3
                                   Family History                            -1

                    Brain tumors
                                   Medically Documented at stroke site       -6
                                   Medically Documented not at stroke
                                   site                                      -3
                                   Family History                            -1

                    Leukemia, Medically Documented                           -4

                    Pre-existing bleeding disorders, Medically Documented    -3
                                   (HEMOPHILIA, DISSEMINATED
                                   INTRAVASCULAR COAGULATION, SICKLE
                                   CELL ANEMIA, ANY DISEASE CAUSING
                                   COAGULOPATHY OR AUTOANTICOAGULATION)

                    Use of anticoagulants, within 7 days of injury           -1
                                   (USE OF PRESCRIBED ANTICOAGULANTS
                                   (E.G. HEPARIN, COUMADIN, WARFARIN;
                                   EXCLUDING ASPIRIN))

                    Age
                                   66 and older                              -3
                                   55-65                                     -1
                                   18-54                                      0
                                   1-17                                      +3

                    Cocaine/PCP Use/Unprescribed Amphetamine
                                   Within 24 hours of injury                 -7
                                   Within 24-96 hours of injury              -4

--------------

13 "Stroke site" means the location in the brain in which the bleed or blockage occurred.


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                    Prescribed Amphetamine
                                   Within 24 hours of injury                 -4
                                   Within 24-96 hours of injury              -2

                    Other illicit drug use
                                   Within 24 hours of injury                 -1

                    Smoking(14)
                                   No smoking                                 0
                                   1-20 cigarettes per day                   -1
                                   Over 20 cigarettes per day                -3

                    Alcohol consumption(15)
                                   0-5 drinks per day                         0
                                   Over 5 drinks per day                     -3

                    Exercise & Exertion(16)
                                   At or within 6 hours of onset             +1
                                   Other                                      0

               C. ISCHEMIC STROKE FACTORS (Use Score Sheet at Exhibit F)

                    Head trauma within 7 days of onset
                                   Severe (Glasgow coma scale 8 or
                                   less)                                     -6
                                   Moderate (Glasgow coma scale 9-12)        -3
                                   Mild (Glasgow coma scale 13-15)            0
                                   Medically documented but not severity
                                   not noted                                 -1

                    Prior Transient Ischemic Attack
                                   0-2 years                                 -4

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14   The largest quantity of cigarettes regularly smoked within the period of five years prior to the stroke should be used for scoring purposes. For example, if Plaintiff smoked 1 ppd for three years immediately preceding the stroke, and smoked 1 1/2 ppd for two years before that (4 and 5 years before the stroke), then the score for this factor is -3. By way of further example, if Plaintiff quit smoking within the two years immediately preceding the stroke, and smoked 15 cigarettes per day for two years before that (3 and 4 years before the stroke), then the score for this factor is -1.

15 The largest quantity of alcohol regularly consumed within the period of five years prior to the stroke should be used for scoring purposes. For example, if Plaintiff consumed 3 drinks per day for the three years immediately preceding the stroke, and drank 6 drinks per day for two years before that (4 and 5 years before the stroke), then the score for this factor is -3.

16 Documentary evidence of any such exercise and/or exertion must have been in existence prior to the date that the MOU was signed.

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                                   3-5 years                                 -3
                                   over 5 years                              -2

                    Prior stroke(17)
                                   Prior ischemic stroke                     -3
                                   Prior hemorrhagic stroke                  -1
                                   Family history of stroke(18)              -1

                    Chronic Hypertension
                                   Previously Diagnosed and Uncontrolled     -4
                                   Previously Diagnosed and Controlled       -1
                                   Previously Unknown                        -2
                                                 (MEDICALLY DIAGNOSED
                                                 AT TIME OF STROKE WITH
                                                 PREVIOUSLY UNDIAGNOSED
                                                 CHRONIC HYPERTENSION)

                    Brain tumors
                                   Medically Documented at, or near,
                                   stroke site                               -6
                                   Medically Documented not at stroke
                                   site                                      -3
                                   Family History                            -1

--------------

17 Prior stroke does not include cardiac injuries, seizures, transient ischemic attacks, hypertensive crisis, or any injury other than hemorrhagic or ischemic stroke.

18 Family history of stroke only applies if Plaintiff does not receive deductions for Chronic Hypertension, Brain Tumors, Cancer, Coronary Artery Disease, Carotid Artery Disease/Stenosis, Prior Myocardial Infraction, Heart Disease or Defect, Cerebral Venous Thrombosis, Peripheral Artery Disease, Pervious Embolism, Atrial Fibrillation, Cholesterol Problems, or Diabetes.

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                    Cancer(19)                                               -4
                                   (SYSTEMIC CANCER, I.E., CANCER WITH
                                   DOCUMENTED MESTASTASIZES AND/OR
                                   DISTANT LYMPH NODE INFILTRATION OR
                                   CANCER IN SITU TREATED WITH
                                   CHEMOTHERAPY)

                    Coronary Artery Disease                                  -4

                    Carotid Artery Disease/Stenosis
                                   Severe                                    -4
                                      (STENOSIS > 70%; DIASTOLIC VEL.
                                                -
                                      >79CM/SEC AND SYSTOLIC VEL.>125CM/SEC)
                                   Moderate     ---                          -2
                                      (STENOSIS 50-69%; SYSTOLIC VEL.
                                      >124CM/SEC)
                                   Mild                                       0
                                      (STENOSIS <50%)
                                   Severity unknown, but disease medically   -2
                                      documented

                    Prior myocardial infarction
                                   0-30 days                                 -5
                                   31 days-1 year                            -3
                                   more than 1 year to 2 years               -1
                                   more than 2 years                          0
                                   unspecified                               -1

                    Heart Disease or Defect                                  -4
                                   (E.G. DILATED CARDIOMYOPATHY,
                                   LEFT-SIDED HEART VALVE DISEASE
                                   (MODERATE OR GREATER LEFT-SIDED
                                   VALVULAR REGURGITATION(20)), Q WAVE
                                   INFARCTION, TUMORS, ATRIAL MYXOMA,
                                   PATENT FORAMEN OVALE, REPLACED
                                   VALVE, ENDOCARDITIS)

                    Cerebral Venous Thrombosis                               -3

                    Peripheral Arterial Disease
                                   medical records note as severe,
                                   symptomatic, or contain reference
                                   to claudication                           -3
                                   mild or moderate or condition not
                                   defined                                   -1

------------

19 This deduction does not apply to primary brain tumors, which are addressed in the Matrix as a separate category.

20 Right-sided valvular disease is excluded, unless the medical records show that it actually was the cause of stroke.

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                    Previous Embolism
                                   Medically Documented organic embolism
                                     at any time                             -3
                                     (EXCLUDING REFERENCE TO A SUSPECTED
                                      EMBOLISM IN MEDICAL RECORDS WITHOUT
                                      PROOF OF A TEST HAVING BEEN PERFORMED)
                                   Embolism caused by trauma within 30
                                     days prior to stroke                    -2
                                   Embolism caused by trauma more than 30
                                     days prior to stroke                     0

                    Atrial fibrillation (preexisting and medically
                                   documented history at initial
                                   hospitalization for stroke), concurrent
                                   with stroke                               -1

                    Major surgery/trauma within 14 days prior to stroke(21)  -2

                    Cholesterol problems                                     -1
                                   (High blood cholesterol (240 mg/dL
                                   or higher), high LDL cholesterol
                                   (greater than 100 mg/dL), or low HDL
                                   cholesterol (less than 40 mg/dL))

                    Diabetes Type I
                                   Onset more than 6 years preceding
                                   stroke                                    -4
                                   Onset between 3 and 6 years preceding
                                   stroke                                    -2
                                   Onset within 3 years preceding stroke      0
                                   Unknown                                   -2

                    Diabetes Type II
                                   Onset more than 8 years preceding
                                   stroke                                    -4
                                   Onset between 4 and 8
                                   years preceding stroke                    -2
                                   Onset  within 4 years preceding stroke     0
                                   Unknown                                   -2

                    Bleeding/Clotting disorders(22), Medically Documented

--------------

21 "Major Surgery" means intra-abdominal, knee or hip surgery (specifically excluding arthroscopic surgery) or any surgical procedure that involves general anesthesia or respiratory assistance, or is generally recognized to carry a risk of a thrombotic or embolic event (vaginal childbirth is excluded unless a general anesthesia or respiratory assistance was required). "Major Trauma" means serious bodily injury or shock that is generally recognized to carry a risk of a thrombotic or embolic event. This factor is not to be considered if a Plaintiff receives a score for head trauma or prior embolism caused by trauma.

22 Bleeding/Clotting disorder does not include clotting problems from a surgical procedure or trauma that occurred 14 days prior to stroke.

                                   Previously Diagnosed and Uncontrolled     -3
                                   Discontinuance of anticoagulants
                                   within 90 days(23)                        -2
                                   Previously Diagnosed and Controlled       -1
                                   Unknown                                   -2

                    Age
                                   66 and older                              -3
                                   55-65                                     -1
                                   18-54                                      0
                                   1-17                                      +3

                    Gender
                                   Women                                      0
                                   Men                                       -1

                    Heroin/Cocaine/PCP Use/Unprescribed Amphetamine
                                   Within 24 hours of injury                 -7
                                   Within 24-96 hours of injury              -4

                    Prescribed Amphetamine
                                   Within 24 hours of injury                 -4
                                   Within 24-96 hours of injury              -2

                    Other illicit drug use
                                   Within 24 hours of injury                 -1

                    Smoking(24)
                                   No smoking                                 0
                                   1-20 cigarettes per day                   -1
                                   Over 20 cigarettes per day                -3

                                   Concomitant use of oral contraceptives
                                      and cigarette smoking in any amount    -1
                                   (WITHIN THE 2 YEARS PRIOR TO STROKE)

-------------

23 Discontinuance must have been upon medical advice. Discontinuance without medical advise is considered "uncontrolled."

24 The largest quantity of cigarettes regularly smoked for the period of five years prior to the stroke should be used for scoring purposes. For example, if Plaintiff smoked 1 ppd for three years immediately preceding the stroke, and smoked 1 1/2 ppd for two years before that (4 and 5 years before the stroke), then the score for this factor is -3. By way of further example, if Plaintiff quit smoking within the two years immediately preceding the stroke, and smoked 15 cigarettes per day for two years before that (3 and 4 years before the stroke), then the score for this factor is -1.

                    Alcohol consumption(25)
                                   0-5 drinks per day                         0
                                   Over 5 drinks per day                     -3

V.             Damages Score for Strokes

               A. OVERVIEW

               The Damages Score for Strokes is a combination of the first 2 Components for AHA's Stroke Classification System, the Barthel Index which measures Basic Activities of Daily Living ("BADL") and the Lawton/Brody Scale, which measures Instrumental Activities of Daily Living ("IADL"). If Plaintiff has suffered more than one stroke, the damages calculation is made only from the stroke which Plaintiff alleges was preceded by Dexatrim ingestion by 96 hours or less.

               B. COMPONENTS OF AHA STROKE CLASSIFICATION SYSTEM

                    1.    NUMBER OF DOMAINS IMPAIRED. The
                          domains evaluated are: Motor,
                          Sensory, Vision, Language, Cognition
                          and Affect. See Exhibit C for a
                          description of each domain. The AHA
                          classification is 0 to 3 as follows:

                          -   0 = 0 domains impaired
                          -   1 = 1 domain impaired
                          -   2 = 2 domains impaired, and
                          -   3 = more than 2 domains impaired

                    2. SEVERITY OF IMPAIRMENT. - See Exhibit C for a description of the three grades:

                          A. No or minimal deficit due to
                          stroke in any domain B. Mild to
                          moderate deficit due to stroke in 1
                          or more domain C. Severe deficit due
                          to stroke in 1 or more domains

--------------

25 The largest quantity of alcohol regularly consumed within the period of five years prior to the stroke should be used for scoring purposes. For example, if Plaintiff consumed 3 drinks per day for the three years immediately preceding the stroke, and drank 6 drinks per day for two years before that (4 and 5 years before the stroke), then the score for this factor is -3.

               C. BASIC ACTIVITIES OF DAILY LIVING. - See Exhibit D for a
                  description of guidelines.


                    Feeding
                         unable                                               0
                         needs help cutting, spreading butter, etc., or
                                       requires modified diet                 5
                         independent                                         10

                    Bathing
                         dependent                                            0
                         independent (or in shower)                           5

                    Grooming
                         needs to help with personal care                     0
                         independent face/hair/teeth/shaving
                         (implements provided)                                5

                    Dressing
                         dependent                                            0
                         needs help but can do about half unaided             5
                         independent (including buttons, zips, laces, etc.)  10

                    Bowels
                         incontinent (or needs to be given enemas)            0
                         occasional accident                                  5
                         continent                                           10

                    Bladder
                         incontinent, or catheterized and unable to
                         manage alone                                         0
                         occasional accident                                  5
                         continent                                           10

                    Toilet Use
                         dependent                                            0
                         needs some help, but can do something alone          5
                         independent (on and off, dressing, wiping)          10

                    Transfers (bed to chair, and back)
                         unable, no sitting balance                           0
                         major help (one or two people, physical), can sit    5
                         minor help (verbal or physical)                     10
                         independent                                         15

                    Mobility (on level surfaces)
                         immobile or < 50 yards                               0
                         wheelchair independent, including corners,
                         > 50 yards                                           5
                         walks with help of one person (verbal or
                         physical) > 50 yards                                10
                         independent (but may use any aid) > 50 yards        15

                    Stairs
                         unable                                               0
                         needs help (verbal, physical, carrying aid)          5
                         independent                                         10

               D. INSTRUMENTAL ACTIVITIES OF DAILY LIVING.

                    Ability to Use a Telephone
                         Operates telephone on own initiative                 1
                         Dials a few well known numbers                       1
                         Answers telephone but does not dial                  1
                         Does not use telephone at all                        0

                    Shopping
                         Takes care of all shopping needs independently       1
                         Shops independently for small purchases              0
                         Needs to be accompanied on any shopping trip         0
                         Completely unable to shop                            0

                    Food Preparation
                         Plans, prepares, and serves adequate meals
                         independently                                        1
                         Prepares adequate meals if supplied with
                         ingredients                                          0
                         Prepares meals but does not maintain adequate
                         diet                                                 0
                         Needs to have meals prepared and served              0

                    Housekeeping
                         Maintains house alone or with occasional
                         assistance                                           1
                         Performs light daily tasks such as dish washing,
                         bed making                                           1
                         Performs light daily tasks but cannot maintain
                         acceptable level of cleanliness                      1
                         Needs help with all home maintenance tasks           1
                         Does not participate in any housekeeping tasks       0

                    Laundry
                         Does personal laundry completely                     1
                         Launders small items                                 1
                         All laundry must be done by others                   0

                    Mode of Transportation
                         Travels independently on public transportation
                         or drives own car                                    1
                         Arranges own travel via taxi, but does not
                         otherwise use public transportation                  1
                         Travels on public transport when accompanied
                         by another                                           1
                         Travel limited to taxi or vehicle with
                         assistance of another                                0
                         Does not travel at all                               0

                    Responsibility for Own Medication
                         Is responsible for taking medication in correct
                         dosage at correct time                               1
                         Takes responsibility if medication is
                         prepared in advance in separate dosages
                         (may need reminding)                                 0
                         Is not capable of dispensing own medication          0

                    Ability to Handle Finances
                         Manages financial matters independently              1
                         Manages day-to-day purchases, but needs
                         help with banking major transactions                 1
                         Incapable of making financial decisions
                         or handing money                                     0


               E. SCORING

               For purposes of scoring, the first two components (Number of Domains Impaired and Severity of Impairment) are evaluated as of the date of discharge from the Plaintiff's initial hospitalization and at six months after the stroke. If six month records are not available, use the records as close to six months as possible that were created more than six months after the stroke, but not more than nine months after the stroke. If no records exist that were created between six months and nine months after the stroke, use records as close to six months after the stroke as possible that were created between three and six months after the stroke. If records between three and six months after the stroke are unavailable, use the next closest records, but the final score will be subject to review by the Administrator.

               For purposes of scoring, the second two components (Basic Activities of Daily Living and Instrumental Activities of Daily Living) are evaluated as of one year after the stroke. If one year records are not available, use the records as close to one year as possible that were created more than one year after the stroke, but not more than eighteen months after the stroke. If no records exist that were created between one year and eighteen months after the stroke, use records as close to one year after the stroke as possible that were created between six months and one year after the stroke. If records between six months and one year after the stroke are unavailable, use the next closest records, but the final score will be subject to review by the Administrator.

                             1. Domain/Severity Score

               Calculate the Domain/Severity Score as follows:

                    o Determine the Number of Domains Impaired and Severity of Impairment as of the day the Plaintiff was released from in-patient care (acute care and in-patient rehabilitation). Using the tables below at Section IV.E.4.(1). and IV.E.4.(2)., assign the appropriate score for each component.

                    o Add the scores together to arrive at the "Discharge
Score."

                    o Next, calculate the Number of Domains Impaired and the Severity of Impairment as of 6 months after the stroke. Using the tables below at Section IV.E.4.(1). and IV.E.4.(2)., assign the appropriate score for each component.

                    o Add the scores together to arrive at the "6 Month Score."

                    o Average the Discharge Score and the 6 Month Score to arrive at the "Average Score."

                    o If the Average Score is more than 3 points lower than the Discharge Score, subtract 3 points from the Discharge Score to arrive at the "Domain/Severity Score."

                    o If the Average Score is 3 or less points lower then the Discharge Score, the Average Score is the Domain/Severity Score.(26)

                             2. BADL/IADL Scores

               Calculate the BADL Score by determining Plaintiff's level of functioning one year after the stroke and assigning the appropriate point values as indicated in Section IV.C. Add the points for the BADL component and using the table below at Section IV.E.4.(3)., compute the BADL Score.

               Calculate the IADL Score by determining Plaintiff's level of functioning one year after the stroke and assigning the appropriate point values as indicated in Section IV.D. Add the points for the IADL component and using the table below at Section IV.E.4.(4)., compute the IADL Score.

                             3. Total Damages Score

               Calculate the Total Damage Score by adding together the Domain/Severity Score, BADL Score, IADL Score, Inpatient Treatment Score, and Outpatient Rehabilitation Score.

--------------

26 For instance, if the Discharge Score is 18 and the 6 Month Score is 10, the Average Score would be 14 and the Domain/Severity Score is 15. If, however, the Discharge Score is 18 and the 6 Month Score is 12, the Average Score would be 15 and the Domain/Severity Score would be 15.

                                                                       Number of
                             4. Component Subpart                        Points

                                   (1) Number of Domains Impaired
                                                     0                       +2
                                                     1                       +4
                                                     2                       +6
                                                     3 or more               +8

                                   (2) Severity of Impairment
                                                     A                       +2
                                                     B                       +6
                                                     C                      +10

                                   (3) BADL Factors
                                                     81-100                  +2
                                                     61-80                   +3
                                                     41-60                   +4
                                                     21-40                   +5
                                                     0-20                    +6

                                   (4) IADL Factors
                                                     7-8                     +2
                                                     5-6                     +3
                                                     3-4                     +5
                                                     0-2                     +6

                             5.    Inpatient Treatment

                                   Less than one day                          0
                                   1-14 days                                 +1
                                   15-28 days                                +2
                                   More than 28 days                         +3

                             6.    Outpatient Rehabilitation for
                                     stroke related deficits

                                                 None                         0
                                                 1-60 days                   +1
                                                 More than 60 days           +2

     Using this system, the Damages Score for any one case can range from a low of 8 to a maximum of 35.

               F. PLAINTIFFS WHO LEAVE MEDICAL TREATMENT AGAINST MEDICAL ADVICE

               In the event that medical records show that Plaintiff left his or her initial hospitalization against medical advice, Plaintiff's Total Adjusted Settlement Compensation shall be reduced by 10%.

               If Plaintiff believes that the Total Adjusted Settlement Compensation should be reduced by 5% or less, or should not be reduced, Plaintiff shall have the opportunity to challenge the 10% adjustment and shall have the burden of proof by clear and convincing evidence (that was generated prior to the date of the MOU) that the Total Adjusted Settlement Compensation should be reduced by 5% or less, or not reduced at all.

               If a Dexatrim Defendant believes that the Total Adjusted Settlement Compensation should be reduced by 15% or more, the Dexatrim Defendant shall have the opportunity to challenge the 10% adjustment and shall have the burden of proof by clear and convincing evidence (that was generated prior to the date of the MOU) that the Total Adjusted Settlement Compensation should be further reduced. In no event shall the Total Adjusted Settlement Compensation be reduced by more than 50%.

               Adjustments to the Total Adjusted Settlement Compensation shall be within the sole discretion of the Settlement Administrator. The parties shall meet and confer prior to any arbitration proceeding.

               G. DECEASED PLAINTIFFS

               Deceased Plaintiffs, whose death was causally related to their stroke, will be scored according to the Scoring Criteria, however, they will be assigned an Damages Score of 35. Ten years will be added to a Deceased Plaintiff's age at injury for purposes of placing that plaintiff on the Matrix. For plaintiffs who were 60 or older at the age of injury, their Settlement Compensation shall be reduced by one Age Increment for the category into which they are placed by virtue of their Total Matrix Score.

VI. THE TOTAL MATRIX SCORE

               The Product Identification, Temporal Relationship, Liability and Causation Factors Scores and the Damages Score are then added together to arrive at a combined Total Matrix Score. A Case Scoring Sheet is attached as Exhibit C. Once a Total Matrix Score is determined, the case is assigned to a particular Matrix Level as follows:

                    Matrix Level   Scoring Range

                    Level 0        less than 0 points

                    Level I        0 - 5 points

                    Level II       6 - 10 points

                    Level III      11 - 17 points

                    Level IV       18 - 24 points

                    Level V        25 - 37 points

                    Level VI       38 or more points(27)

VII. ADJUSTMENT FOR ISCHEMIC STROKE CASES

               After calculating the appropriate matrix level for ischemic stroke cases, the Gross Settlement Compensation is to be reduced by 15%.

VIII. ADJUSTMENT FOR STATUTE OF LIMITATIONS/REPOSE

               After calculation of the Settlement Compensation, a reduction of the Settlement Compensation shall be made based on the application of the following principles that relate to statutes of limitations and repose that apply to a particular claim. Attached as Exhibit D is a list of the applicable time frames from the statutes of limitations and statutes of repose for each state. Upon review, the time frames set forth in Exhibit D may only be altered by the Settlement Administrator.

               A. CASES FILED PRIOR TO THE ANNOUNCEMENT OF THE SETTLEMENT

-------------

27 To be eligible for Level VI, Plaintiffs must have positive product identification (i.e., a score of 0 on Product Identification). Deceased Plaintiffs are not eligible for Level VI.

0% TIMELY CASES: The lawsuit was filed before the applicable statute of limitations had run assuming no discovery rule in the forum state and state of Plaintiff's residence at the time of injury.

66% NO DISCOVERY RULE OR DISCOVERY OF INJURY CASES: Both the forum state and the state of residence at the time of injury do not recognize a discovery rule (or recognizes only a rule of discovery of injury) for statute of limitations purposes. The lawsuit was filed after the statute of limitations had run.

13% NO CONFLICT/FALSE CONFLICT CASES: The forum state and the state of Plaintiff's residence at the time of the injury recognize the same discovery rule for statute of limitations purposes. The lawsuit was filed within the applicable statute of limitations assuming the statute of limitations commenced on November 6, 2000, pursuant to a discovery rule, but after the statute of limitations had run without respect to any discovery rule.

15% CONFLICT CASES: The forum state and the state of Plaintiff's residence at the time of the injury recognize different laws regarding discovery or limitations rules. The lawsuit was filed within the applicable statute of limitations assuming the statute of limitations commenced on November 6, 2000, pursuant to a discovery rule, but after the statute of limitations:
     (i) had run without respect to any discovery rule; and (ii) had run in either of the forum or residence states.

66% UNTIMELY CASES: The lawsuit was filed after the applicable statute of limitations had run assuming a discovery rule in both the forum state and state of Plaintiff's residence at the time of injury starting on November 6, 2000.

$200 In Stroke Injury and Cardiac Injury cases where the forum and residence both have a statute of repose that would bar the lawsuit, or the forum state's statute of repose would bar the lawsuit.

$100 In Other Injury cases where the forum and residence both have a statute of repose that would bar the lawsuit, or the forum state's statute of repose would bar the lawsuit.

66% In cases in which a statute of repose in the residence state would bar the lawsuit and the forum state is not FL, NY, or NJ.

25% In cases in which a statute of repose in the residence state would bar the lawsuit and the forum state is FL, NY, or NJ.

               B. LAWSUITS FILED OR CLAIMS MADE AFTER NOVEMBER 6, 2003

               If a claim is made or a lawsuit is filed after November 6, 2003, and after the statute of limitations had run in either the forum state or the state of plaintiff's residence at the time of the injury, the amount of the award shall be not more than $200 for Stroke Injuries and Cardiac Injuries, and not more than $100 for Other Injuries, provided Plaintiff's ingestion of Dexatrim or

OTC appetite suppressant is documented in the medical records of the initial hospitalization. If Plaintiff's ingestion of Dexatrim or OTC appetite suppressant is not documented in the medical records of the initial hospitalization, Plaintiff is not eligible for any compensation under this Dexatrim Scoring System and Matrix. For purposes of this sub-section VII.B., all statutes of limitations shall be deemed to have commenced on the later of November 6, 2000, or the date of injury.

               Attorneys who entered into contingency fee agreements after November 6, 2003, are entitled only to reasonable fees for filling out claim forms and consulting with their clients, up to a cap of 10% of Plaintiff's Total Settlement Compensation, or $10,000, whichever is less.

IX. ADJUSTMENT FOR OTHER INDEPENDENT, POTENTIALLY LIABLE DEFENDANTS

               Several Plaintiffs claim that they took other products at or near the time that they ingested Dexatrim(28). In those cases in which another PPA or ephedrine product is implicated an adjustment to the Plaintiff's Settlement Compensation under this Matrix shall be made as follows:

-------------------------------------------  ----------------  -----------------  -----------------
                                             1 other product   2 other products   3 other products
-------------------------------------------  ----------------  -----------------  -----------------
Same day (0-24 hours) co-ingestion           -40%              -45%               -50%
-------------------------------------------  ----------------  -----------------  -----------------
Dexatrim ingestion stopped between           -55%              -65%               -75%
24-96 hours prior to injury, other
product(s) consumed between 0-24 hours
prior to injury
-------------------------------------------  ----------------  -----------------  -----------------
Other product(s) stopped between 24-96       -15%              -25%               -35%
hours prior to injury, Dexatrim consumed
between 0-24 hours prior to injury
-------------------------------------------  ----------------  -----------------  -----------------

---------------

28 Legal or factual contentions made by Plaintiffs in Complaints, Fact Sheets, Affirmations, deposition testimony, and other documents will be strictly construed against the Plaintiffs so that this provision applies.

     In cases where Plaintiff sued a defendant(s) in addition to the Dexatrim Defendants and claimed that the other defendant(s) is jointly responsible for Plaintiffs' injuries due to that defendant's responsibility for a product other than Dexatrim, co-ingestion of that other product(s) will be deemed to have occurred on the same day as Dexatrim if it is unclear when such PPA or other product was ingested in relation to the alleged ingestion of Dexatrim, based on a review of information in that Plaintiff's Complaints, Fact Sheets, Affirmations, deposition testimony, or medical record (and which medical record is generated in the ordinary course of medical treatment contemporaneous with the Plaintiff's injury).

     If Plaintiff has sued no other defendant, and Plaintiff's Complaints, Fact Sheets, Affirmations, deposition testimony, or medical record (and which medical record is generated in the ordinary course of medical treatment contemporaneous with the Plaintiff's injury) indicate that a product containing PPA (other than Dexatrim) was ingested by Plaintiff within 96 hours before that Plaintiff's injury, but it is unclear when such other PPA product was ingested in relation to the alleged ingestion of Dexatrim, then co-ingestion of that other product will be deemed to have occurred on the same day as Dexatrim.

X. APPLICATION OF ADJUSTMENTS

               Adjustments for Ischemic Stroke, Statutes of Limitations/Repose, and other Independent, Potentially Liable Defendants (Co-Ingestion Adjustment") are to be applied sequentially as follows:

                    Ischemic Adjustment -- Reduce Gross Settlement Compensation by 15%

                    Statute of Limitations/Repose Adjustment -- After Ischemic Stroke Adjustment is applied, reduce net subtotal by the applicable Statute of Limitations/Repose adjustment, but if Ischemic Stroke Adjustment is inapplicable, reduce Gross Settlement Compensation by the applicable Statute of Limitations/Repose Adjustment

                    Co-Ingestion Adjustment -- After Ischemic Stroke Adjustment is applied, and/or after Statute of Limitations/Repose Adjustment is applied, reduce net subtotal by the applicable Co-Ingestion Adjustment; but if neither Ischemic Stroke Adjustment nor Statute of Limitations/Repose Adjustment is applicable, reduce Gross Settlement Compensation by the applicable Co-Ingestion Adjustment.

XI.            EXTRAORDINARY INJURY FUND

               A. ELIGIBILITY REQUIREMENTS FOR THE EXTRAORDINARY INJURY FUND

               An Extraordinary Injury Fund (the "EIF") in the amount of $5 million will be established from which any Plaintiff who meets the eligibility requirements set forth in this Section X (an "Eligible Plaintiff") shall receive an amount equal to his/her Documented Non-Reimbursed/Non-Reimbursable Economic Damages (as defined below), subject to the following adjustments (the "EIF Award"):

                             1.             First, such Eligible Plaintiff's
                                            Documented
                                            Non-Reimbursed/Non-Reimbursable
                                            Economic Damages shall be subject to
                                            reduction by the same percentage
                                            adjustments set forth in Section IV
                                            F. (Plaintiffs Who Leave Medical
                                            Treatment Against Medical Advice),
                                            Section VI (Adjustment for Other
                                            Independent, Potentially Liable
                                            Defendants), Section VII (Adjustment
                                            for Statute of Limitations/Repose,
                                            and Section VIII (Adjustment for
                                            Ischemic Stroke Cases) to which such
                                            Eligible Plaintiff's Gross
                                            Settlement Compensation is subject
                                            under this Dexatrim Case Scoring
                                            System and Matrix;

                             2. Second, if the total of all Eligible Plaintiffs' Documented
                                            Non-Reimbursed/Non-Reimbursable
                                            Economic Damages, after adjustment
                                            pursuant to Paragraph 1 above,
                                            exceeds $5 million, each Eligible
                                            Plaintiff's Documented
                                            Non-Reimbursed/Non-Reimbursable
                                            Economic Damages (after any
                                            applicable adjustment pursuant to

                                            Paragraph 1) of the $5 million EIF
                                            fund shall be the product of $5
                                            million multiplied by a fraction:

                                            (1)  the numerator of which shall be
                                                 the Eligible Plaintiff's
                                                 Documented Non-Reimbursed/
                                                 Non-Reimbursable Economic
                                                 Damages (after any applicable
                                                 adjustment pursuant to
                                                 Paragraph 1); and

                                            (2)  the denominator of which shall
                                                 be the total of all Eligible
                                                 Plaintiffs' Documented
                                                 Non-Reimbursed/Non-Reimbursable
                                                 Economic Damages, after any
                                                 applicable adjustment pursuant
                                                 to Paragraph 1.

               In order for a Plaintiff to receive an EIF Award, he or she (a) must fall within Matrix Levels IV, V or VI; and (b) must have documented, Non-Reimbursed/Non-Reimbursable Economic Damages (as defined below) totaling at least $250,000.

"Non-Reimbursed/Non-Reimbursable Economic Damages" is comprised of any one or more of the following Documented(29) categories:

               o    Non-reimbursed out-of-pocket past medical expenses;
               o    Non-reimbursable future medical expenses;
               o    Non-reimbursable future living expenses;
               o    Non-reimbursed lost wages;
               o    Non-reimbursable future lost wages;
               o Non-reimbursable loss of earning capacity (both past and future); and
               o Other documented non-reimbursed/non-reimbursable economic damages.

               Any and all determination(s) regarding a Plaintiff's eligibility and EIF Award amounts will be made by the EIF Administrator, as identified by the parties in the applicable Settlement Agreement(s) or other document(s).

XII. MISCELLANEOUS PROVISIONS

               A. ATTORNEY FEES & COSTS

               Plaintiffs' attorney fees and costs will be paid only from the Total Adjusted Settlement Compensation (including any EIF Award) awarded to individual Plaintiffs. That the Dexatrim Defendants will set aside from the Total Adjusted Settlement Compensation and pay to the MDL

--------------

29 "Documented" means medical records, billing records, tax returns, social security earnings statements, expert reports (e.g. economists, Life Care planners, neurologists, physiatrists, etc.) or any other documentation or evidence requested by, or otherwise found acceptable by, the EIF Administrator.

assessment fund the amount required by CMOs 8 and 16. The Dexatrim Defendants will not contribute to any other separate fund for attorney's fees or costs.

               B. LIENS

               Plaintiffs will be responsible for all lien payments.

               C. DERIVATIVE CLAIMS

               The treatment of an injured plaintiff ("Primary Claimant") under the settlement shall be cumulative of the derivative claims of any spouse, child or other individuals related to, or who have some other personal relationship with the Primary Claimant. The derivative claims of such related parties shall be deemed released by the treatment afforded the claims of the Primary Claimant under the settlement.

XIII. ADMINISTRATION

               A. ADMINISTRATOR

               The Parties shall employ a mutually-acceptable Administrator. The Administrator shall, where necessary, create Claims Administration Procedures that provide specific details about how claims are administered. The Claims Administration Procedures promulgated by the Administrator shall comply with the terms set forth in the Matrix and other relevant documents.

               B. AMENDED OR CHANGED FACTUAL ALLEGATIONS

               Any amendment or change to factual allegations (other than those required by CMO 15 and 15A) after the date of the MOU shall be subject to a rebuttable presumption that the change should be disregarded for purposes of calculating Plaintiff's Total Adjusted Settlement Compensation under this Dexatrim Scoring System & Matrix. The presumption can be overcome by clear and convincing evidence at the sole discretion of the Administrator.

               C. FRAUDULENT CLAIMS OR ALLEGATIONS

               In the event that the Administrator determines that any Plaintiff has submitted fraudulent claims or allegations, the Administrator may reduce the amount of that Plaintiff's Total Adjusted Settlement Compensation by any amount deemed appropriate by the Administrator. In addition to reducing or eliminating a Plaintiff's compensation under the settlement, the Administrator, in his or her discretion, may refer and recommend to the MDL Court or any other appropriate court, monetary or injunctive sanctions against the Plaintiff or Plaintiff's counsel including, but not limited to, forfeiture of attorney fees and costs, or the institution of grievance proceedings.

                                    EXHIBIT A

                                  INJURY MATRIX

----------------   ----------  ----------  ----------  ----------  ----------  ----------
                                                                                   60
   SEVERITY          0 - 20     21 - 29      30 - 39    40 - 49     50 - 59     GREATER
----------------   ----------  ----------  ----------  ----------  ----------  ----------
     OTHER           $1,000       $820        $640        $460        $280        $100
    INJURY
----------------   ----------  ----------  ----------  ----------  ----------  ----------
CARDIAC INJURY       $2,000      $1,640      $1,280       $920        $560        $200
----------------   ----------  ----------  ----------  ----------  ----------  ----------
STROKE LEVEL 0       $2,000      $1,640      $1,280       $920        $560        $200
----------------   ----------  ----------  ----------  ----------  ----------  ----------
STROKE LEVEL I      $100,000    $95,000      $90,000    $85,000     $80,000     $75,000
----------------   ----------  ----------  ----------  ----------  ----------  ----------
STROKE LEVEL II     $450,000    $420,000    $390,000    $360,000    $330,000    $300,000
----------------   ----------  ----------  ----------  ----------  ----------  ----------
STROKE LEVEL III    $850,000    $775,000    $700,000    $625,000    $550,000    $475,000
----------------   ----------  ----------  ----------  ----------  ----------  ----------
STROKE LEVEL IV    $2,000,000  $1,800,000  $1,600,000  $1,400,000  $1,200,000  $1,000,000
----------------   ----------  ----------  ----------  ----------  ----------  ----------
STROKE LEVEL V     $4,000,000  $3,620,000  $3,240,000  $2,860,000  $2,480,000  $2,100,000
----------------   ----------  ----------  ----------  ----------  ----------  ----------
STROKE LEVEL VI    $5,000,000  $4,800,000  $4,600,000  $4,400,000  $4,200,000  $4,000,000
----------------   ----------  ----------  ----------  ----------  ----------  ----------

                                    EXHIBIT B

                    COMPONENTS OF THE DOMAINS/SEVERITY SCORE

               The six domains that are to be considered for scoring purposes are listed and described below. Under each description of the domain is the description of the severity of impairment that is to be considered for each domain. To establish the severity of impairment, documentary evidence (including medical records) from the initial hospitalization and at or about six months after injury, or a sworn statement from Plaintiff's treating physician must show at least one of the components listed under the appropriate deficit level.

               Plaintiff's most severe injury under each domain should be used for scoring purposes. For example, a Plaintiff who has minor to partial paralysis of face (MILD TO MODERATE DEFICIT UNDER MOTOR DOMAIN) and negligible or no movement of the left arm (SEVERE DEFICIT UNDER MOTOR DOMAIN) should be scored as having a severe deficit.

o MOTOR: Motor impairments are the most prevalent of all deficits seen after stroke, usually with involvement of the face, arm, and leg, alone or in various combinations. Motor functions assessed in the AHA.SOC include cranial nerve function (including speech and swallowing), muscle power and tone, reflexes, balance, gait, coordination, and apraxia.

               Severity of impairment

               NO OR MINIMAL DEFICIT: normal movement of face and limbs; no drift in arms (arm holds 90 degrees for full 10 seconds); no drift in legs (leg hold at 30 degrees for 5 seconds); normal extension of fingers; no ataxia of limbs.

               MILD TO MODERATE DEFICIT: minor to partial paralysis of face (asymmetry with smiling and spontaneous speech, or definite weakness, but some movement remains); or arm drift (e.g. arm holds 90 degrees, but drifts down before full 10 seconds); or arm has some effort against gravity, but cannot get to or maintain 90 degrees; or leg drift (e.g. leg holds at 30 degrees but falls by end of 5 seconds); or leg has some effort against gravity but falls to bed before 5 seconds; or some extension of fingers, but full extension in 5 seconds not attainable; or ataxia present in one limb.

               SEVERE DEFICIT: substantial paralysis of one or both sides of the face (absence of facial movement in the upper and lower face); limbs have negligible or no effort against gravity or negligible or no movement; negligible or no voluntary extension of fingers; or ataxia present in more than one limb.

o SENSORY: Sensory deficits range from loss of primary sensations to more complex loss of perception. Patients may describe numbness, tingling, or altered sensitivity. The more complex sensory losses include astereognosis, agrapha, and extinction to double simultaneous stimuli.

               Severity of impairment

               NO OR MINIMAL DEFICIT:  normal, no sensory loss

               MILD TO MODERATE DEFICIT: Plaintiff experiences some numbness, tingling or altered sensitivity. With pinprick test, Plaintiff feels pinprick (or other pain/tactile evaluation) is less sharp or is dull on the affected side; or there is a loss of superficial pain but Plaintiff is aware that he/she is being touched.

               SEVERE DEFICIT: Plaintiff is not aware of being touched in the face, arm or leg.


o VISION: Stroke can cause monocular visual loss, partial or complete hemianopia, or cortical blindness.

               Severity of impairment

               NO OR MINIMAL DEFICIT:  no visual loss

               MILD TO MODERATE DEFICIT: partial hemianopia (vision loss in up to half the field)

               SEVERE DEFICIT: substantial, complete or bilateral hemianopia (vision loss in more than half the field)

O LANGUAGE: Dysphasia may be exhibited by disturbances in word-finding, comprehension, naming, repetition, fluency, reading, or writing.

               Severity of impairment

               NO OR MINIMAL DEFICIT:  no impairment

               MILD TO MODERATE DEFICIT: some obvious loss of fluency or facility of comprehension without significant limitation on ideas expressed or form of expression; or word-finding difficulty, or reduction of speech and/or comprehension makes conversation difficult. Slurs words, and, at worst, can be understood with some difficulty.

               SEVERE DEFICIT: all verbal communication is through fragmentary expression, great need for inference, questioning and guessing by the listener. Range of information that can be exchanged is limited; listener carries the burden of communication. Slurring of words makes speech unintelligible.

o COGNITION: Stroke can cause impairments in memory, attention, orientation, calculation abilities, intelligence and construction. It is important to assess ability to learn and retain new information in the cognitive evaluation.

               Severity of impairment

               NO OR MINIMAL DEFICIT: Impairment levels are compatible with all useful functioning.

               MILD TO MODERATE DEFICIT: Impairment levels are compatible with some, but not all, useful functioning--Plaintiff experienced at least one of the following: 1) impaired ability to understand, remember, or carry out instructions; 2) impaired ability to maintain attention for extended periods of time; 3) impaired ability to sustain an ordinary routine without special supervision; or 4) impaired ability to perform tasks at a consistent pace without an unreasonable number of rest periods); 5) moderate decrease from pre-stroke intelligence; or 6) impaired ability to safely operate a motor vehicle (assuming the loss is not the result of an impairment in a different domain, such as motor skills or vision).

               SEVERE DEFICIT: Impairment levels preclude or significantly impede useful functioning--Plaintiff experienced at least one of the following:
1) inability to understand, remember, or carry out instructions; 2) inability to maintain attention for extended periods of time; 3) inability to sustain an ordinary routine without special supervision; 4) inability to perform tasks at a consistent pace without an unreasonable number of rest periods; 5) significant decrease from pre-stroke intelligence; or 6) complete loss of the ability to safely operate a motor vehicle (assuming the loss is not the result of an impairment in a different domain, such as motor skills or vision).

o AFFECT: Depression is the most common affective disturbance seen after stroke. It tends to be observed more often in the months after stroke than during the acute event. Symptoms may include loss of energy, lack of interests, loss of motivation, listlessness, loss of appetite, insomnia, sexual dysfunction, irritability, lack of inhibition, anxiety, apathy, withdrawal from social activities, or emotional disturbances.

Assessment of affect and/or depression is based on the Plaintiff's ability to engage in useful functioning, which includes activities of daily living, social functioning, concentration, and adaptation. Limitation in one's activities of daily living must be related to the affect disorder flowing from the stroke, as opposed to impairment from some other domain. "Social functioning" refers to an individual's capacity to interact appropriately and communicate effectively with other individuals. Concentration is necessary for task completion, which refers to the ability to sustain focused attention long enough the permit a timely completion of tasks commonly found in activities of daily living or work setting. Adaptation refers to one's ability to adapt to stressful circumstances.

               Severity of Impairment

               NO OR MINIMAL DEFICIT: Impairment levels are compatible with all useful functioning.

               MILD TO MODERATE DEFICIT: Impairment levels are compatible with some, but not all, useful functioning--Plaintiff experienced at least one of the following: 1) impaired ability to function in activities of daily living and requires dependency on another person for care; 2) impaired ability to engage in meaningful social contact with others; 3) impaired ability to attend to any conversation or any productive task; or 4) impaired ability to tolerate any change in routines or in environment; or 5) limited ability to resume pre-stroke sexual activity.

               SEVERE DEFICIT: Impairment levels preclude or significantly impede useful functioning--Plaintiff experienced at least one of the following:
1) inability to function in activities of daily living and requires dependency on another person for care; 2) negligible or no ability to engage in meaningful social contact with others; 3) negligible or no ability to attend to any conversation or any productive task; 4) negligible or no tolerance for any change at all in routines or in environment; or 5) inability to resume pre-stroke sexual activity.

                                    EXHIBIT C

                        THE BARTHEL ADL INDEX: GUIDELINES

     The index should be used as a record of what a patient does, not as a record of what a patient could do.

     The main aim is to establish degree of independence from any help, physical or verbal, however minor and for whatever reason.

     The need for supervision renders the patient not independent.

     A patient's performance should be established using the best available evidence. Asking the patient, friends/relatives and nurses are the usual sources, but direct observation and common sense are also important. However direct testing is not needed.

     Usually the patient's performance over the preceding 24-48 hours is important, but occasionally longer periods will be relevant.

     Middle categories imply that the patient supplies over 50 per cent of the effort.

     Use of aids to be independent is allowed.

                                    EXHIBIT D

                  APPLICABLE STATUTES OF LIMITATION AND REPOSE

-------------------------------------  -------------  ------------
STATE                                  SOL            SOR
-------------------------------------  -------------  ------------
Alabama                                2N             N/A
-------------------------------------  -------------  ------------
Alaska                                 2D             N/A
-------------------------------------  -------------  ------------
Arizona                                2D             N/A
-------------------------------------  -------------  ------------
Arkansas                               3D             N/A
-------------------------------------  -------------  ------------
California                             1D             N/A
-------------------------------------  -------------  ------------
Colorado                               2D             N/A
-------------------------------------  -------------  ------------
Connecticut                            3D             N/A
-------------------------------------  -------------  ------------
Delaware                               2N             N/A
-------------------------------------  -------------  ------------
DC                                     3D             N/A
-------------------------------------  -------------  ------------
Florida                                4D             N/A
-------------------------------------  -------------  ------------
Georgia                                2D             10R
-------------------------------------  -------------  ------------
Hawaii                                 2D             N/A
-------------------------------------  -------------  ------------
Idaho                                  2N             N/A
-------------------------------------  -------------  ------------
Illinois                               2N             10R
-------------------------------------  -------------  ------------
Indiana                                2D             10R
-------------------------------------  -------------  ------------
Iowa                                   2D             15R
-------------------------------------  -------------  ------------
Kansas                                 2N             N/A
-------------------------------------  -------------  ------------
Kentucky                               1D             8R
-------------------------------------  -------------  ------------
Louisiana                              1D             N/A
-------------------------------------  -------------  ------------
Maine                                  6N             N/A
-------------------------------------  -------------  ------------
Maryland                               3D             N/A
-------------------------------------  -------------  ------------
Massachusetts                          3D             N/A
-------------------------------------  -------------  ------------
Michigan                               3D             N/A
-------------------------------------  -------------  ------------
Minnesota                              6D             N/A
-------------------------------------  -------------  ------------
Mississippi                            3D             N/A
-------------------------------------  -------------  ------------

----------------------------------------  ------------  -------------
STATE                                     SOL           SOR
----------------------------------------  ------------  -------------
Missouri                                  5D            N/A
----------------------------------------  ------------  -------------
Montana                                   3D            N/A
----------------------------------------  ------------  -------------
Nebraska                                  4N            N/A
----------------------------------------  ------------  -------------
Nevada                                    2D            N/A
----------------------------------------  ------------  -------------
New Hampshire                             3D            N/A
----------------------------------------  ------------  -------------
New Jersey                                2D            N/A
----------------------------------------  ------------  -------------
New Mexico                                3D            N/A
----------------------------------------  ------------  -------------
New York                                  3N            N/A
----------------------------------------  ------------  -------------
North Carolina                            3N            6R
----------------------------------------  ------------  -------------
North Dakota                              6N            N/A
----------------------------------------  ------------  -------------
Ohio                                      2D            N/A
----------------------------------------  ------------  -------------
Oklahoma                                  2D            N/A
----------------------------------------  ------------  -------------
Oregon                                    2N            8R
----------------------------------------  ------------  -------------
Pennsylvania                              2D            N/A
----------------------------------------  ------------  -------------
Rhode Island                              3D            N/A
----------------------------------------  ------------  -------------
South Carolina                            3D            N/A
----------------------------------------  ------------  -------------
South Dakota                              3N            N/A
----------------------------------------  ------------  -------------
Tennessee                                 1D            6R
----------------------------------------  ------------  -------------
Texas                                     2D            N/A
----------------------------------------  ------------  -------------
Utah                                      4D            N/A
----------------------------------------  ------------  -------------
Vermont                                   3D            N/A
----------------------------------------  ------------  -------------
Virginia                                  2N            N/A
----------------------------------------  ------------  -------------
Washington                                3D            N/A
----------------------------------------  ------------  -------------
West Virginia                             2D            N/A
----------------------------------------  ------------  -------------
Wisconsin                                 3D            N/A
----------------------------------------  ------------  -------------
Wyoming                                   4D            N/A
----------------------------------------  ------------  -------------

* "D" indicates a discovery rule; "N" indicates no discovery rule or discovery of injury; "R" indicates statute of repose. Thus, 3D means the state has a 3 year statute of limitations and a discovery rule that requires discovery of cause or wrongdoing.

                                    EXHIBIT E

              MATRIX SCORING WORKSHEET FOR HEMORRHAGIC STROKE CASES

----------------------------------------------  --------------------------------
PLAINTIFF NAME:                                 DATE OF INJURY:
--------------  ------------------------------  ------------------  ------------
                                                      Rating           Score
----------------------------------------------  ------------------  ------------
Part II - Product Identification Score
----------------------------------------------  ------------------  ------------

----------------------------------------------  ------------------  ------------
Part III - Temporal Relationship Score
----------------------------------------------  ------------------  ------------

----------------------------------------------  ------------------  ------------
Part IV - Liability/Causation Score
----------------------------------------------  ------------------  ------------
                Exposure to PPA
--------------  ------------------------------  ------------------  ------------
                Date of Injury
--------------  ------------------------------  ------------------  ------------
                Misuse of Product
--------------  ------------------------------  ------------------  ------------
                Head trauma
--------------  ------------------------------  ------------------  ------------
                Prior stroke
--------------  ------------------------------  ------------------  ------------
                Hypertension
--------------  ------------------------------  ------------------  ------------
                Aneurysm
--------------  ------------------------------  ------------------  ------------
                AVM
--------------  ------------------------------  ------------------  ------------
                Brain tumors
--------------  ------------------------------  ------------------  ------------
                Leukemia
--------------  ------------------------------  ------------------  ------------
                Bleeding disorders
--------------  ------------------------------  ------------------  ------------
                Anticoagulants
--------------  ------------------------------  ------------------  ------------
                Age
--------------  ------------------------------  ------------------  ------------
                Cocaine/Amphetamine/PCP Use
--------------  ------------------------------  ------------------  ------------
                Prescribed Amphetamine
--------------  ------------------------------  ------------------  ------------
                Other illicit drug use
--------------  ------------------------------  ------------------  ------------
                Smoking
--------------  ------------------------------  ------------------  ------------
                Alcohol consumption
--------------  ------------------------------  ------------------  ------------
                Exercise & Exertion
--------------  ------------------------------  ------------------  ------------

--------------  ----------------------------------------------------------  ----
        PRODUCT ID, TEMPORAL RELATIONSHIP, LIABILITY/CAUSATION SUBTOTAL:
--------------  ----------------------------------------------------------------
                                                                       CONTINUED
----------------------------------------------  --------------------------------
PLAINTIFF NAME:                                 DATE OF INJURY:
----------------------------------------------  ------------------  ------------
                                                         Rating        Score
----------------------------------------------  ------------------  ------------
Part V - Damages Score
----------------------------------------------  --------------------------------
                                                 Discharge            6 Month
--------------  ------------------------------  ------------------  ------------
                NUMBER OF DOMAINS AFFECTED
--------------  ------------------------------  ------------------  ------------

--------------  ------------------------------  ------------------  ------------
                LEVEL OF SEVERITY
--------------  ------------------------------  ------------------  ------------
                                     Subtotal:
--------------  ------------------------------  --------------------------------
                                Average Score:
--------------  ------------------------------  --------------------------------
                                                     DOMAIN/SEVERITY SCORE:
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------
                BADL FACTORS
--------------  ------------------------------  --------------------------------
                Feeding
--------------  ------------------------------  --------------------------------
                Bathing
--------------  ------------------------------  --------------------------------
                Grooming
--------------  ------------------------------  --------------------------------
                Dressing
--------------  ------------------------------  --------------------------------
                Bowels
--------------  ------------------------------  --------------------------------
                Bladder
--------------  ------------------------------  --------------------------------
                Toilet Use
--------------  ------------------------------  --------------------------------
                Transfers
--------------  ------------------------------  --------------------------------
                Mobility
--------------  ------------------------------  --------------------------------
                Stairs
--------------  ------------------------------  --------------------------------

                                   BADL TOTAL:
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------
                IADL FACTORS
--------------  ------------------------------  --------------------------------
                Telephone
--------------  ------------------------------  --------------------------------
                Shopping
--------------  ------------------------------  --------------------------------
                Food Preparation
--------------  ------------------------------  --------------------------------
                Housekeeping
--------------  ------------------------------  --------------------------------
                Laundry
--------------  ------------------------------  --------------------------------
                Mode of Transportation
--------------  ------------------------------  --------------------------------
                Responsibility for Medication
--------------  ------------------------------  --------------------------------
                Ability to Handle Finances
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------
                                   IADL TOTAL:
--------------  ----------------------------------------------------------------

--------------  ----------------------------------------------------------------
                INPATIENT TREATMENT
--------------  ----------------------------------------------------------------

--------------  ----------------------------------------------------------------
                OUTPATIENT REHABILITATION
--------------  ----------------------------------------------------------------

--------------  ----------------------------------------------------------------
                                                         DAMAGES SCORE SUBTOTAL:
--------------  ----------------------------------------------------------------
                PRODUCT ID, TEMPORAL RELATIONSHIP, LIABILITY/CAUSATION SUBTOTAL:
--------------  ----------------------------------------------------------------
                                                             TOTAL MATRIX SCORE:
--------------  ----------------------------------------------------------------
                                                                   MATRIX LEVEL:
--------------  ----------------------------------------------------------------
                                                             AGE ON STROKE DATE:
--------------  ----------------------------------------------------------------
                                                  GROSS SETTLEMENT COMPENSATION:
--------------  ----------------------------------------------------------------
                                                                       CONTINUED

--------------------------------------------------------------------------------
Part VIII - Statute of Limitations/Repose Adjustment (if applicable)
--------------  ----------------------------------------------------------------

--------------  ----------------------------------------------------------------
                Time elapsed from injury to filing:          __ years, __ months
--------------  -------------------------------------------  -------------------
                Residence                                    Forum
--------------  -------------------------------------------  -------------------
                __% deduction from Gross Settlement Compensation
--------------  ----------------------------------------------------------------
                                   ADJUSTMENT FOR STATUTE OF LIMITATIONS/REPOSE:
--------------  ----------------------------------------------------------------
                                                                       SUBTOTAL:

--------------------------------------------------------------------------------
Part IX - Co-Ingestion Adjustment (if applicable)
--------------------------------------------------------------------------------
                Products Ingested               Date and Time of Ingestion
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------

--------------  ----------------------------------------------------------------
                __% deduction from Statute of Limitation Adjustment Subtotal
--------------  ----------------------------------------------------------------
                                                    ADJUSTMENT FOR CO-INGESTION:
--------------  ----------------------------------------------------------------
                                         TOTAL ADJUSTED SETTLEMENT COMPENSATION:
--------------  ----------------------------------------------------------------

                                    EXHIBIT F

               MATRIX SCORING WORKSHEET FOR ISCHEMIC STROKE CASES

------------------------------------------------------  ------------------------
PLAINTIFF NAME:                                         DATE OF INJURY:
------------------------------------------------------  ------------------------
                                                           Rating         Score
------------------------------------------------------  ---------------  -------
Part II - Product Identification Score
------------------------------------------------------  ---------------  -------

------------------------------------------------------  ---------------  -------
Part III - Temporal Relationship Score
------------------------------------------------------  ---------------  -------

------------------------------------------------------  ---------------  -------
Part IV - Liability/Causation Score
------------------------------------------------------  ---------------  -------
                Exposure to PPA
--------------  --------------------------------------  ---------------  -------
                Date of Injury
--------------  --------------------------------------  ---------------  -------
                Misuse of Product
--------------  --------------------------------------  ---------------  -------
                Head trauma
--------------  --------------------------------------  ---------------  -------
                Prior Transient Ischemic Attacks
--------------  --------------------------------------  ---------------  -------
                Prior Stroke
--------------  --------------------------------------  ---------------  -------
                Hypertension
--------------  --------------------------------------  ---------------  -------
                Brain tumors
--------------  --------------------------------------  ---------------  -------
                Cancer
--------------  --------------------------------------  ---------------  -------
                Coronary Artery Disease
--------------  --------------------------------------  ---------------  -------
                Carotid Artery Disease/Stenosis
--------------  --------------------------------------  ---------------  -------
                Prior Myocardial Infarction
--------------  --------------------------------------  ---------------  -------
                Heart Disease or Defect
--------------  --------------------------------------  ---------------  -------
                Cerebral Venous Thrombosis
--------------  --------------------------------------  ---------------  -------
                Peripheral Arterial Disease
--------------  --------------------------------------  ---------------  -------
                Previous Embolism
--------------  --------------------------------------  ---------------  -------
                Atrial Fibrillation
--------------  --------------------------------------  ---------------  -------
                Major Surgery/Trauma
--------------  --------------------------------------  ---------------  -------
                Cholesterol Problems
--------------  --------------------------------------  ---------------  -------
                Diabetes
--------------  --------------------------------------  ---------------  -------
                Bleeding/Clotting Disorders
--------------  --------------------------------------  ---------------  -------
                Age
--------------  --------------------------------------  ---------------  -------
                Gender
--------------  --------------------------------------  ---------------  -------
                Heroin/Cocaine/PCP Use/Unprescribed
                Amphetamine
--------------  --------------------------------------  ---------------  -------
                Prescribed Amphetamine
--------------  --------------------------------------  ---------------  -------
                Other illicit drug use
--------------  --------------------------------------  ---------------  -------
                Smoking
--------------  --------------------------------------  ---------------  -------
                Oral Contraceptive + smoking
--------------  --------------------------------------  ---------------  -------
                Alcohol consumption
--------------  --------------------------------------  ---------------  -------
        PRODUCT ID, TEMPORAL RELATIONSHIP, LIABILITY/CAUSATION SUBTOTAL:
--------------------------------------------------------------------------------
                                                                       CONTINUED
--------------------------------------------------------------------------------
Part V - Damages Score
--------------------------------------------------------------------------------
                                                     Discharge      6 Month
--------------  ------------------------------  --------------------------------
                NUMBER OF DOMAINS AFFECTED
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------
                LEVEL OF SEVERITY
--------------  ------------------------------  --------------------------------
                                     SUBTOTAL:
--------------  ------------------------------  --------------------------------
                                AVERAGE SCORE:
--------------  ----------------------------------------------------------------
                                                          DOMAIN/SEVERITY SCORE:
--------------  ----------------------------------------------------------------

--------------  ------------------------------  --------------------------------
                BADL FACTORS
--------------  ------------------------------  --------------------------------
                Feeding
--------------  ------------------------------  --------------------------------
                Bathing
--------------  ------------------------------  --------------------------------
                Grooming
--------------  ------------------------------  --------------------------------
                Dressing
--------------  ------------------------------  --------------------------------
                Bowels
--------------  ------------------------------  --------------------------------
                Bladder
--------------  ------------------------------  --------------------------------
                Toilet Use
--------------  ------------------------------  --------------------------------
                Transfers
--------------  ------------------------------  --------------------------------
                Mobility
--------------  ------------------------------  --------------------------------
                Stairs
--------------  ------------------------------  --------------------------------
                                   BADL TOTAL:
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------
                IADL FACTORS
--------------  ------------------------------  --------------------------------
                Telephone
--------------  ------------------------------  --------------------------------
                Shopping
--------------  ------------------------------  --------------------------------
                Food Preparation
--------------  ------------------------------  --------------------------------
                Housekeeping
--------------  ------------------------------  --------------------------------
                Laundry
--------------  ------------------------------  --------------------------------
                Mode of Transportation
--------------  ------------------------------  --------------------------------
                Responsibility for Medication
--------------  ------------------------------  --------------------------------
                Ability to Handle Finances
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------
                                   IADL TOTAL:
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------
                INPATIENT TREATMENT
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------
                OUTPATIENT REHABILITATION
--------------  ------------------------------  --------------------------------

--------------  ----------------------------------------------------------------
                                                         DAMAGES SCORE SUBTOTAL:
--------------  ----------------------------------------------------------------
                PRODUCT ID, TEMPORAL RELATIONSHIP, LIABILITY/CAUSATION SUBTOTAL:
--------------  ----------------------------------------------------------------
                                                             TOTAL MATRIX SCORE:
--------------  ----------------------------------------------------------------
                                                                   MATRIX LEVEL:
--------------  ----------------------------------------------------------------
                                                             AGE ON STROKE DATE:
--------------  ----------------------------------------------------------------
                                                  GROSS SETTLEMENT COMPENSATION:
--------------  ----------------------------------------------------------------
                                                                       CONTINUED
--------------------------------------------------------------------------------
Part VII - Ischemic Stroke Adjustment
--------------------------------------------------------------------------------

--------------  ----------------------------------------------------------------
                15% deduction from Gross Settlement Compensation:
--------------  ----------------------------------------------------------------
                                                 ADJUSTMENT FOR ISCHEMIC STROKE:
--------------------------------------------------------------------------------
                                                                       SUBTOTAL:
--------------------------------------------------------------------------------
Part VIII - Statute of Limitations/Repose Adjustment (if applicable)
--------------------------------------------------------------------------------

--------------  ----------------------------------------------------------------
                Time elapsed from injury to filing:          __ years, __ months
--------------  ----------------------------------------------------------------
                Residence                Forum
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------
                __% deduction from Ischemic Stroke Adjustment Subtotal
--------------  ----------------------------------------------------------------
                                   ADJUSTMENT FOR STATUTE OF LIMITATIONS/REPOSE:
--------------  ----------------------------------------------------------------
                                                                       SUBTOTAL:
--------------------------------------------------------------------------------
Part IX - Co-Ingestion Adjustment (if applicable)
--------------------------------------------------------------------------------

--------------  ----------------------------------------------------------------

--------------  ----------------------------------------------------------------
                Products Ingested               Date and Time of Ingestion
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------
                __% deduction from Statute of Limitations Adjustment Subtotal:
--------------  ----------------------------------------------------------------
                                                    ADJUSTMENT FOR CO-INGESTION:
--------------  ----------------------------------------------------------------

--------------  ----------------------------------------------------------------
                                         TOTAL ADJUSTED SETTLEMENT COMPENSATION:
--------------  ----------------------------------------------------------------

                                    EXHIBIT G

        MATRIX SCORING WORKSHEET FOR OTHER INJURIES AND CARDIAC INJURIES

----------------------------------------------  --------------------------------
PLAINTIFF NAME:                                 DATE OF INJURY:
----------------------------------------------  --------------------------------
                                                      Rating            Score
----------------------------------------------  ------------------  ------------
Part II - Product Identification Score
----------------------------------------------  ------------------  ------------

----------------------------------------------  ------------------  ------------
Part III - Temporal Relationship Score
----------------------------------------------  ------------------  ------------

                                                     MATRIX LEVEL:
--------------  --------------------------------------------------  ------------
                                               AGE ON STROKE DATE:
--------------  --------------------------------------------------  ------------
                                    GROSS SETTLEMENT COMPENSATION:
------------------------------------------------------------------  ------------
Part VIII - Statute of Limitations/Repose Adjustment (if applicable)
--------------------------------------------------------------------------------

--------------  ----------------------------------------------------------------
                Time elapsed from injury to filing:          __ years, __ months
--------------  ------------------------------  -----------  -------------------
                Residence                       Forum
--------------  ------------------------------  -----------  -------------------

--------------  -------------------------------------------  -------------------
                __% deduction from Gross Settlement Compensation:
--------------  ----------------------------------------------------------------
                     ADJUSTMENT FOR STATUTE OF LIMITATIONS/REPOSE:
--------------  ----------------------------------------------------------------
                                                         SUBTOTAL:
--------------  ----------------------------------------------------------------
Part IX - Co-Ingestion Adjustment (if applicable)
--------------------------------------------------------------------------------
                Products Ingested               Date and Time of Ingestion
--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------

--------------  ------------------------------  --------------------------------

--------------  ----------------------------------------------------------------
                __% deduction from Statute of Limitations Adjustment Subtotal:
--------------  ----------------------------------------------------------------
                                                    ADJUSTMENT FOR CO-INGESTION:
--------------  ----------------------------------------------------------------
                                         TOTAL ADJUSTED SETTLEMENT COMPENSATION:
--------------  ----------------------------------------------------------------